UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2014

COHERUS BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36721	27-3615821
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

201 Redwood Shores Parkway, Suite 200

Redwood City, CA 94065

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 649-3530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Amendment and Restatement of Certificate of Incorporation

On November 12, 2014, Coherus BioSciences, Inc., a Delaware corporation (the “Company”), filed an amended and restated certificate of incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware in connection with the closing of the Company’s initial public offering of shares of its common stock. As described in the Registration Statement on Form S-1 (File No. 333-198936), as amended, the Company’s board of directors and stockholders previously approved the amendment and restatement of these charter documents to be effective immediately prior to the closing of the initial public offering. A copy of the Restated Certificate is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Amendment and Restatement of Bylaws

Effective as of November 12, 2014, the Company adopted amended and restated bylaws (the “Restated Bylaws”) in connection with the closing of the initial public offering of shares of its common stock. As described in the Registration Statement on Form S-1 (File No. 333-198936), as amended, the Company’s board of directors and stockholders previously approved the Restated Bylaws to be adopted in connection with, and to be effective upon, the closing of the initial public offering. A copy of the Restated Bylaws is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 8.01	Other Events.

On November 12, 2014, the Company completed its initial public offering of 6,803,702 shares of its common stock at a price to the public of $13.50 per share, which includes the purchase of 507,402 shares of the Company’s common stock by the underwriters of the offering pursuant to their exercise of their partial option to purchase additional shares. A copy of the press release announcing the closing of the initial public offering is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Coherus BioSciences, Inc.

3.2	Amended and Restated Bylaws of Coherus BioSciences, Inc.

99.1	Press release dated November 12, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2014	COHERUS BIOSCIENCES, INC.

	By:	/s/ Dennis M. Lanfear
	Name:	Dennis M. Lanfear
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Coherus BioSciences, Inc.

3.2	Amended and Restated Bylaws of Coherus BioSciences, Inc.

99.1	Press release dated November 12, 2014.